The Travelers Companies, Inc.
Financial Supplement - Fourth Quarter 2018

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc.
Financial Highlights

($ and shares in millions, except for per share data)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Net income	$617	$595	$293	$551	$669	$524	$709	$621	$2,056	$2,523
Net income per share:
Basic	$2.19	$2.13	$1.06	$2.00	$2.45	$1.93	$2.65	$2.33	$7.39	$9.37
Diluted	$2.17	$2.11	$1.05	$1.98	$2.42	$1.92	$2.62	$2.32	$7.33	$9.28
Core income	$614	$543	$253	$633	$678	$494	$687	$571	$2,043	$2,430
Core income per share:
Basic	$2.18	$1.94	$0.92	$2.30	$2.48	$1.83	$2.56	$2.15	$7.35	$9.02
Diluted	$2.16	$1.92	$0.91	$2.28	$2.46	$1.81	$2.54	$2.13	$7.28	$8.94
Return on equity	10.5%	10.0%	4.9%	9.3%	11.5%	9.2%	12.6%	10.9%	8.7%	11.0%
Core return on equity	10.8%	9.5%	4.5%	11.1%	11.9%	8.7%	12.0%	10.0%	9.0%	10.7%
Total assets, at period end	$101,246	$102,669	$104,311	$103,483	$103,676	$103,523	$104,390	$104,233	$103,483	$104,233
Total equity, at period end	$23,612	$23,858	$23,738	$23,731	$22,979	$22,623	$22,460	$22,894	$23,731	$22,894
Book value per share, at period end	$84.51	$86.46	$86.73	$87.46	$85.03	$84.51	$84.82	$86.84	$87.46	$86.84
Less: Net unrealized investment gains (losses), net of tax	2.95	3.75	3.67	4.10	0.49	(0.42)	(1.69)	(0.43)	4.10	(0.43)
Adjusted book value per share, at period end	$81.56	$82.71	$83.06	$83.36	$84.54	$84.93	$86.51	$87.27	$83.36	$87.27

Weighted average number of common shares outstanding (basic)	279.7	277.5	274.1	272.8	271.0	268.7	266.1	263.9	276.0	267.4
Weighted average number of common shares outstanding and common stock equivalents (diluted)	282.4	280.0	276.6	275.7	273.9	271.1	268.4	266.0	278.6	269.8
Common shares outstanding at period end	279.4	275.9	273.7	271.4	270.2	267.7	264.8	263.6	271.4	263.6
Common stock dividends declared	$190	$201	$200	$198	$197	$209	$207	$205	$789	$818
Common stock repurchased:
Under Board of Directors authorization
Shares	1.9	3.8	2.6	2.6	2.5	2.7	3.0	1.4	10.9	9.6
Cost	$225	$475	$328	$350	$350	$350	$400	$170	$1,378	$1,270
Other
Shares	0.5	—	—	—	0.3	—	0.1	—	0.5	0.4
Cost	$61	$—	$—	$1	$51	$—	$—	$—	$62	$51

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Reconciliation to Net Income and Earnings per Share

($ and shares in millions, except earnings per share)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Net income
Net income	$617	$595	$293	$551	$669	$524	$709	$621	$2,056	$2,523
Adjustments:
Net realized investment (gains) losses, after-tax	(3)	(52)	(40)	(47)	9	(30)	(22)	(50)	(142)	(93)
Impact of TCJA at enactment (1)	—	—	—	129	—	—	—	—	129	—
Core income	$614	$543	$253	$633	$678	$494	$687	$571	$2,043	$2,430
Basic earnings per share
Net income	$2.19	$2.13	$1.06	$2.00	$2.45	$1.93	$2.65	$2.33	$7.39	$9.37
Adjustments:
Net realized investment (gains) losses, after-tax	(0.01)	(0.19)	(0.14)	(0.17)	0.03	(0.10)	(0.09)	(0.18)	(0.51)	(0.35)
Impact of TCJA at enactment (1)	—	—	—	0.47	—	—	—	—	0.47	—
Core income	$2.18	$1.94	$0.92	$2.30	$2.48	$1.83	$2.56	$2.15	$7.35	$9.02
Diluted earnings per share
Net income	$2.17	$2.11	$1.05	$1.98	$2.42	$1.92	$2.62	$2.32	$7.33	$9.28
Adjustments:
Net realized investment (gains) losses, after-tax	(0.01)	(0.19)	(0.14)	(0.17)	0.04	(0.11)	(0.08)	(0.19)	(0.51)	(0.34)
Impact of TCJA at enactment (1)	—	—	—	0.47	—	—	—	—	0.46	—
Core income	$2.16	$1.92	$0.91	$2.28	$2.46	$1.81	$2.54	$2.13	$7.28	$8.94

Adjustments to net income and weighted average shares for net income EPS calculations: (2)

Basic and Diluted	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Net income, as reported	$617	$595	$293	$551	$669	$524	$709	$621	$2,056	$2,523
Participating share-based awards - allocated income	(4)	(5)	(2)	(4)	(5)	(4)	(5)	(5)	(15)	(19)
Net income available to common shareholders - basic and diluted	$613	$590	$291	$547	$664	$520	$704	$616	$2,041	$2,504
Common Shares
Basic
Weighted average shares outstanding	279.7	277.5	274.1	272.8	271.0	268.7	266.1	263.9	276.0	267.4
Diluted
Weighted average shares outstanding	279.7	277.5	274.1	272.8	271.0	268.7	266.1	263.9	276.0	267.4
Weighted average effects of dilutive securities - stock options and performance shares	2.7	2.5	2.5	2.9	2.9	2.4	2.3	2.1	2.6	2.4
Diluted weighted average shares outstanding	282.4	280.0	276.6	275.7	273.9	271.1	268.4	266.0	278.6	269.8

(1)  Reflects the impact of changes in tax laws and tax rates enacted in the U.S. on December 22, 2017 as part of the Tax Cuts and Jobs Act of 2017 (TCJA), resulting primarily from revaluing the Company’s deferred tax assets and liabilities and the tax associated with accumulated foreign earnings.
(2)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the core income EPS calculations.
See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statement of Income - Consolidated

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Revenues
Premiums	$6,183	$6,351	$6,523	$6,626	$6,537	$6,695	$6,882	$6,945	$25,683	$27,059
Net investment income	610	598	588	601	603	595	646	630	2,397	2,474
Fee income	113	116	113	105	103	112	109	108	447	432
Net realized investment gains (losses)	5	80	61	70	(11)	36	29	60	216	114
Other revenues	31	39	40	49	54	39	57	53	159	203
Total revenues	6,942	7,184	7,325	7,451	7,286	7,477	7,723	7,796	28,902	30,282
Claims and expenses
Claims and claim adjustment expenses	4,094	4,225	4,806	4,342	4,296	4,562	4,655	4,778	17,467	18,291
Amortization of deferred acquisition costs	1,003	1,032	1,059	1,072	1,061	1,081	1,117	1,122	4,166	4,381
General and administrative expenses	996	1,045	1,045	1,084	1,062	1,113	1,059	1,063	4,170	4,297
Interest expense	89	92	95	93	89	90	86	87	369	352
Total claims and expenses	6,182	6,394	7,005	6,591	6,508	6,846	6,917	7,050	26,172	27,321
Income before income taxes	760	790	320	860	778	631	806	746	2,730	2,961
Income tax expense	143	195	27	309	109	107	97	125	674	438
Net income	$617	$595	$293	$551	$669	$524	$709	$621	$2,056	$2,523

Other-than-temporary impairments (OTTI)
Total OTTI gains (losses)	$(1)	$(5)	$(5)	$(2)	$—	$(1)	$—	$—	$(13)	$(1)
OTTI losses recognized in net realized investment gains (losses)	$(2)	$(5)	$(5)	$(2)	$—	$(1)	$—	$—	$(14)	$(1)
OTTI gains (losses) recognized in other comprehensive income (loss)	$1	$—	$—	$—	$—	$—	$—	$—	$1	$—

Other statistics
Effective tax rate on net investment income	21.3%	21.9%	22.1%	22.4%	14.9%	14.8%	15.4%	15.0%	21.9%	15.0%
Net investment income (after-tax)	$480	$468	$457	$467	$513	$507	$547	$535	$1,872	$2,102

Catastrophes, net of reinsurance:
Pre-tax	$347	$403	$700	$499	$354	$488	$264	$610	$1,949	$1,716
After-tax	$226	$262	$455	$324	$280	$384	$209	$482	$1,267	$1,355

Prior year reserve development - favorable:
Pre-tax	$81	$203	$15	$293	$150	$186	$14	$167	$592	$517
After-tax	$44	$132	$10	$192	$119	$148	$10	$132	$378	$409

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Underwriting gain (loss)	$175	$112	$(153)	$216	$222	$61	$194	$99	$350	$576
Net investment income	480	468	457	467	513	507	547	535	1,872	2,102
Other income (expense), including interest expense	(41)	(37)	(51)	(50)	(57)	(74)	(54)	(63)	(179)	(248)
Core income	614	543	253	633	678	494	687	571	2,043	2,430
Net realized investment gains (losses)	3	52	40	47	(9)	30	22	50	142	93
Impact of TCJA at enactment (1)	—	—	—	(129)	—	—	—	—	(129)	—
Net income	$617	$595	$293	$551	$669	$524	$709	$621	$2,056	$2,523
Combined ratio (2) (3)
Loss and loss adjustment expense ratio	65.3%	65.6%	72.8%	64.8%	64.9%	67.4%	66.9%	68.0%	67.2%	66.8%
Underwriting expense ratio	30.7%	31.1%	30.4%	30.7%	30.6%	30.7%	29.7%	29.5%	30.7%	30.1%
Combined ratio	96.0%	96.7%	103.2%	95.5%	95.5%	98.1%	96.6%	97.5%	97.9%	96.9%
Impact on combined ratio:
Net favorable prior year reserve development	(1.3)%	(3.2)%	(0.3)%	(4.4)%	(2.3)%	(2.8)%	(0.2)%	(2.4)%	(2.3)%	(1.9)%
Catastrophes, net of reinsurance	5.6%	6.4%	10.7%	7.5%	5.4%	7.3%	3.8%	8.8%	7.6%	6.3%
Underlying combined ratio	91.7%	93.5%	92.8%	92.4%	92.4%	93.6%	93.0%	91.1%	92.6%	92.5%

(1)  Reflects the impact of changes in tax laws and tax rates enacted in the U.S. on December 22, 2017 as part of the TCJA, resulting primarily from revaluing the Company’s deferred tax assets and liabilities and the tax associated with accumulated foreign earnings.
(2)  Before policyholder dividends.
(3)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses.  In addition, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio.  See following:

($ in millions, net of tax)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Billing and policy fees and other	$23	$22	$22	$21	$23	$22	$24	$24	$88	$93
Fee income:
Loss and loss adjustment expenses	$42	$42	$42	$36	$37	$40	$38	$39	$162	$154
Underwriting expenses	71	74	71	69	66	72	71	69	285	278
Total fee income	$113	$116	$113	$105	$103	$112	$109	$108	$447	$432
Non-insurance general and administrative expenses	$8	$8	$28	$33	$37	$39	$38	$45	$77	$159

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Core Income - Consolidated

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Revenues
Premiums	$6,183	$6,351	$6,523	$6,626	$6,537	$6,695	$6,882	$6,945	$25,683	$27,059
Net investment income	610	598	588	601	603	595	646	630	2,397	2,474
Fee income	113	116	113	105	103	112	109	108	447	432
Other revenues	31	39	40	49	54	39	57	53	159	203
Total revenues	6,937	7,104	7,264	7,381	7,297	7,441	7,694	7,736	28,686	30,168
Claims and expenses
Claims and claim adjustment expenses	4,094	4,225	4,806	4,342	4,296	4,562	4,655	4,778	17,467	18,291
Amortization of deferred acquisition costs	1,003	1,032	1,059	1,072	1,061	1,081	1,117	1,122	4,166	4,381
General and administrative expenses	996	1,045	1,045	1,084	1,062	1,113	1,059	1,063	4,170	4,297
Interest expense	89	92	95	93	89	90	86	87	369	352
Total claims and expenses	6,182	6,394	7,005	6,591	6,508	6,846	6,917	7,050	26,172	27,321
Core income before income taxes	755	710	259	790	789	595	777	686	2,514	2,847
Income tax expense	141	167	6	157	111	101	90	115	471	417
Core income	$614	$543	$253	$633	$678	$494	$687	$571	$2,043	$2,430
Other statistics
Effective tax rate on net investment income	21.3%	21.9%	22.1%	22.4%	14.9%	14.8%	15.4%	15.0%	21.9%	15.0%
Net investment income (after-tax)	$480	$468	$457	$467	$513	$507	$547	$535	$1,872	$2,102
Catastrophes, net of reinsurance:
Pre-tax	$347	$403	$700	$499	$354	$488	$264	$610	$1,949	$1,716
After-tax	$226	$262	$455	$324	$280	$384	$209	$482	$1,267	$1,355
Prior year reserve development - favorable:
Pre-tax	$81	$203	$15	$293	$150	$186	$14	$167	$592	$517
After-tax	$44	$132	$10	$192	$119	$148	$10	$132	$378	$409

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Statutory underwriting
Gross written premiums	$7,018	$6,927	$7,063	$6,640	$7,418	$7,429	$7,462	$6,943	$27,648	$29,252
Net written premiums	$6,495	$6,640	$6,660	$6,424	$6,824	$7,131	$7,062	$6,691	$26,219	$27,708
Net earned premiums	$6,183	$6,351	$6,523	$6,626	$6,537	$6,695	$6,882	$6,945	$25,683	$27,059
Losses and loss adjustment expenses	4,043	4,169	4,751	4,291	4,245	4,506	4,606	4,719	17,254	18,076
Underwriting expenses	1,975	2,049	2,018	1,992	2,072	2,147	2,082	1,999	8,034	8,300
Statutory underwriting gain (loss)	165	133	(246)	343	220	42	194	227	395	683
Policyholder dividends	11	15	12	13	13	12	12	15	51	52
Statutory underwriting gain (loss) after policyholder dividends	$154	$118	$(258)	$330	$207	$30	$182	$212	$344	$631
Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,313	$40,630	$41,545	$41,454	$41,669	$41,861	$42,293	$42,409	$41,454	$42,409
Increase (decrease) in reserves	$409	$317	$915	$(91)	$215	$192	$432	$116	$1,550	$955
Statutory capital and surplus	$20,617	$20,607	$20,740	$20,448	$20,533	$20,371	$20,462	$20,774	$20,448	$20,774
Net written premiums/surplus (1)	1.23:1	1.24:1	1.25:1	1.28:1	1.29:1	1.33:1	1.34:1	1.33:1	1.28:1	1.33:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.                                                 Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Written premiums
Gross	$7,018	$6,927	$7,063	$6,640	$7,418	$7,429	$7,462	$6,943	$27,648	$29,252
Ceded	(523)	(287)	(403)	(216)	(594)	(298)	(400)	(252)	(1,429)	(1,544)
Net	$6,495	$6,640	$6,660	$6,424	$6,824	$7,131	$7,062	$6,691	$26,219	$27,708
Earned premiums
Gross	$6,550	$6,720	$6,906	$6,978	$6,903	$7,060	$7,266	$7,331	$27,154	$28,560
Ceded	(367)	(369)	(383)	(352)	(366)	(365)	(384)	(386)	(1,471)	(1,501)
Net	$6,183	$6,351	$6,523	$6,626	$6,537	$6,695	$6,882	$6,945	$25,683	$27,059

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income - Business Insurance

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Revenues
Premiums	$3,429	$3,504	$3,576	$3,637	$3,568	$3,641	$3,743	$3,770	$14,146	$14,722
Net investment income	453	447	437	449	446	440	482	465	1,786	1,833
Fee income	109	112	108	101	99	107	103	103	430	412
Other revenues	9	15	19	26	31	20	33	28	69	112
Total revenues	4,000	4,078	4,140	4,213	4,144	4,208	4,361	4,366	16,431	17,079
Claims and expenses
Claims and claim adjustment expenses	2,265	2,306	2,847	2,103	2,392	2,484	2,653	2,642	9,521	10,171
Amortization of deferred acquisition costs	554	567	579	586	580	588	610	610	2,286	2,388
General and administrative expenses	610	636	643	674	650	674	648	651	2,563	2,623
Total claims and expenses	3,429	3,509	4,069	3,363	3,622	3,746	3,911	3,903	14,370	15,182
Segment income before income taxes	571	569	71	850	522	462	450	463	2,061	1,897
Income tax expense (benefit)	129	140	(34)	213	70	77	40	72	448	259
Segment income	$442	$429	$105	$637	$452	$385	$410	$391	$1,613	$1,638
Other statistics
Effective tax rate on net investment income	22.0%	22.2%	22.4%	22.7%	14.7%	14.7%	15.3%	14.9%	22.3%	14.9%
Net investment income (after-tax)	$353	$348	$338	$348	$380	$376	$408	$395	$1,387	$1,559
Catastrophes, net of reinsurance:
Pre-tax	$132	$184	$489	$53	$138	$168	$136	$197	$858	$639
After-tax	$86	$120	$318	$34	$110	$132	$107	$156	$558	$505
Prior year reserve development - favorable (unfavorable):
Pre-tax (1)	$61	$125	$9	$244	$66	$84	$(56)	$48	$439	$142
After-tax (1)	$30	$81	$6	$159	$52	$68	$(45)	$38	$276	$113

(1)  The first quarter of 2017 includes the unfavorable impact of $62 million pre-tax ($51 million after-tax) in the Company’s international operations in Europe due to the UK Ministry of Justice’s “Ogden” discount rate adjustment applied to lump sum bodily injury payouts.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Underwriting gain (loss)	$83	$69	$(233)	$288	$70	$19	$2	$3	$207	$94
Net investment income	353	348	338	348	380	376	408	395	1,387	1,559
Other income (expense)	6	12	—	1	2	(10)	—	(7)	19	(15)
Segment income	$442	$429	$105	$637	$452	$385	$410	$391	$1,613	$1,638
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	64.5%	64.3%	78.1%	56.5%	65.7%	66.9%	69.6%	68.7%	65.9%	67.8%
Underwriting expense ratio	31.9%	32.2%	31.7%	32.1%	31.8%	31.9%	31.0%	30.7%	31.9%	31.3%
Combined ratio	96.4%	96.5%	109.8%	88.6%	97.5%	98.8%	100.6%	99.4%	97.8%	99.1%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(1.8)%	(3.6)%	(0.3)%	(6.7)%	(1.9)%	(2.3)%	1.5%	(1.2)%	(3.1)%	(1.0)%
Catastrophes, net of reinsurance	3.8%	5.3%	13.7%	1.4%	3.9%	4.6%	3.7%	5.2%	6.0%	4.4%
Underlying combined ratio	94.4%	94.8%	96.4%	93.9%	95.5%	96.5%	95.4%	95.4%	94.9%	95.7%

(1)  Before policyholder dividends.
(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses.  In addition, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio.  See following:

($ in millions, net of tax)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Billing and policy fees and other	$4	$4	$4	$4	$4	$4	$3	$4	$16	$15
Fee income:
Loss and loss adjustment expenses	$42	$42	$42	$36	$37	$40	$38	$39	$162	$154
Underwriting expenses	67	70	66	65	62	67	65	64	268	258
Total fee income	$109	$112	$108	$101	$99	$107	$103	$103	$430	$412
Non-insurance general and administrative expenses	$—	$—	$21	$24	$28	$30	$29	$37	$45	$124

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Business Insurance

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Statutory underwriting
Gross written premiums	$4,271	$3,794	$3,787	$3,621	$4,471	$4,038	$3,992	$3,754	$15,473	$16,255
Net written premiums	$3,855	$3,544	$3,434	$3,437	$3,994	$3,781	$3,648	$3,533	$14,270	$14,956
Net earned premiums	$3,429	$3,504	$3,576	$3,637	$3,568	$3,641	$3,743	$3,770	$14,146	$14,722
Losses and loss adjustment expenses	2,215	2,254	2,795	2,053	2,344	2,429	2,606	2,586	9,317	9,965
Underwriting expenses	1,169	1,153	1,106	1,126	1,213	1,196	1,144	1,107	4,554	4,660
Statutory underwriting gain (loss)	45	97	(325)	458	11	16	(7)	77	275	97
Policyholder dividends	9	12	10	11	11	9	11	12	42	43
Statutory underwriting gain (loss) after policyholder dividends	$36	$85	$(335)	$447	$—	$7	$(18)	$65	$233	$54

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Business Insurance

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Net written premiums by market
Domestic
Select Accounts	$755	$720	$664	$661	$773	$729	$666	$660	$2,800	$2,828
Middle Market	2,177	1,820	1,896	1,863	2,262	1,985	2,032	1,935	7,756	8,214
National Accounts	288	219	244	259	309	231	238	247	1,010	1,025
National Property and Other	386	496	428	381	380	518	485	422	1,691	1,805
Total Domestic	3,606	3,255	3,232	3,164	3,724	3,463	3,421	3,264	13,257	13,872
International	249	289	202	273	270	318	227	269	1,013	1,084
Total	$3,855	$3,544	$3,434	$3,437	$3,994	$3,781	$3,648	$3,533	$14,270	$14,956
Net written premiums by product line
Domestic
Workers’ compensation	$1,207	$925	$918	$876	$1,190	$935	$887	$828	$3,926	$3,840
Commercial automobile	581	543	549	546	651	629	625	613	2,219	2,518
Commercial property	402	506	441	423	391	536	492	448	1,772	1,867
General liability	558	491	519	518	591	531	559	546	2,086	2,227
Commercial multi-peril	855	788	787	798	896	831	840	823	3,228	3,390
Other	3	2	18	3	5	1	18	6	26	30
Total Domestic	3,606	3,255	3,232	3,164	3,724	3,463	3,421	3,264	13,257	13,872
International	249	289	202	273	270	318	227	269	1,013	1,084
Total	$3,855	$3,544	$3,434	$3,437	$3,994	$3,781	$3,648	$3,533	$14,270	$14,956
National Accounts
Additions to claim volume under administration (1)	$734	$529	$521	$581	$771	$522	$540	$574	$2,365	$2,407
Written fees	$104	$85	$83	$75	$103	$83	$81	$76	$347	$343

 (1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Revenues
Premiums	$555	$575	$591	$586	$582	$601	$617	$620	$2,307	$2,420
Net investment income	61	56	57	54	58	57	57	61	228	233
Other revenues	5	6	5	8	6	5	5	7	24	23
Total revenues	621	637	653	648	646	663	679	688	2,559	2,676
Claims and expenses
Claims and claim adjustment expenses	227	174	236	262	216	175	205	176	899	772
Amortization of deferred acquisition costs	103	108	111	110	107	113	117	117	432	454
General and administrative expenses	113	116	115	120	115	116	113	115	464	459
Total claims and expenses	443	398	462	492	438	404	435	408	1,795	1,685
Segment income before income taxes	178	239	191	156	208	259	244	280	764	991
Income tax expense	33	76	55	44	35	55	48	60	208	198
Segment income	$145	$163	$136	$112	$173	$204	$196	$220	$556	$793
Other statistics
Effective tax rate on net investment income	14.6%	17.6%	18.9%	19.6%	14.5%	14.3%	14.6%	14.8%	17.6%	14.6%
Net investment income (after-tax)	$52	$46	$47	$43	$50	$48	$49	$52	$188	$199
Catastrophes, net of reinsurance:
Pre-tax	$1	$1	$6	$(2)	$—	$5	$4	$7	$6	$16
After-tax	$—	$1	$4	$(1)	$—	$4	$3	$6	$4	$13
Prior year reserve development - favorable:
Pre-tax	$14	$78	$6	$42	$35	$89	$53	$89	$140	$266
After-tax	$10	$51	$4	$27	$28	$70	$42	$70	$92	$210

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Underwriting gain	$89	$114	$85	$64	$119	$153	$143	$165	$352	$580
Net investment income	52	46	47	43	50	48	49	52	188	199
Other income	4	3	4	5	4	3	4	3	16	14
Segment income	$145	$163	$136	$112	$173	$204	$196	$220	$556	$793
Combined ratio (1)
Loss and loss adjustment expense ratio	40.6%	29.7%	39.5%	44.6%	36.6%	28.8%	33.1%	27.9%	38.6%	31.5%
Underwriting expense ratio	38.8%	39.0%	38.2%	39.1%	38.1%	37.7%	37.1%	36.9%	38.8%	37.5%
Combined ratio	79.4%	68.7%	77.7%	83.7%	74.7%	66.5%	70.2%	64.8%	77.4%	69.0%
Impact on combined ratio:
Net favorable prior year reserve development	(2.6)%	(13.5)%	(0.9)%	(7.2)%	(6.0)%	(14.8)%	(8.7)%	(14.4)%	(6.1)%	(11.0)%
Catastrophes, net of reinsurance	0.1%	0.2%	0.9%	(0.2)%	—%	0.8%	0.6%	1.1%	0.3%	0.6%
Underlying combined ratio	81.9%	82.0%	77.7%	91.1%	80.7%	80.5%	78.3%	78.1%	83.2%	79.4%

(1) General and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Non-insurance general and administrative expenses	$—	$—	$—	$—	$—	$2	$1	$2	$—	$5

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Statutory underwriting
Gross written premiums	$601	$620	$632	$627	$638	$674	$673	$680	$2,480	$2,665
Net written premiums	$544	$598	$611	$606	$574	$653	$644	$657	$2,359	$2,528
Net earned premiums	$555	$575	$591	$586	$582	$601	$617	$620	$2,307	$2,420
Losses and loss adjustment expenses	226	170	233	261	213	173	204	173	890	763
Underwriting expenses	219	228	231	226	232	234	232	231	904	929
Statutory underwriting gain	110	177	127	99	137	194	181	216	513	728
Policyholder dividends	2	3	2	2	2	3	1	3	9	9
Statutory underwriting gain after policyholder dividends	$108	$174	$125	$97	$135	$191	$180	$213	$504	$719

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Net written premiums by market
Domestic
Management Liability	$330	$341	$359	$337	$348	$362	$379	$366	$1,367	$1,455
Surety	174	211	212	196	185	235	217	198	793	835
Total Domestic	504	552	571	533	533	597	596	564	2,160	2,290
International	40	46	40	73	41	56	48	93	199	238
Total	$544	$598	$611	$606	$574	$653	$644	$657	$2,359	$2,528
Net written premiums by product line
Domestic
Fidelity & surety	$225	$260	$264	$244	$241	$285	$273	$250	$993	$1,049
General liability	234	249	247	247	244	264	261	268	977	1,037
Other	45	43	60	42	48	48	62	46	190	204
Total Domestic	504	552	571	533	533	597	596	564	2,160	2,290
International	40	46	40	73	41	56	48	93	199	238
Total	$544	$598	$611	$606	$574	$653	$644	$657	$2,359	$2,528

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) - Personal Insurance

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Revenues
Premiums	$2,199	$2,272	$2,356	$2,403	$2,387	$2,453	$2,522	$2,555	$9,230	$9,917
Net investment income	96	95	94	98	99	98	107	104	383	408
Fee income	4	4	5	4	4	5	6	5	17	20
Other revenues	16	15	14	15	17	14	17	18	60	66
Total revenues	2,315	2,386	2,469	2,520	2,507	2,570	2,652	2,682	9,690	10,411
Claims and expenses
Claims and claim adjustment expenses	1,602	1,745	1,723	1,977	1,688	1,903	1,797	1,960	7,047	7,348
Amortization of deferred acquisition costs	346	357	369	376	374	380	390	395	1,448	1,539
General and administrative expenses	265	285	280	281	288	316	290	291	1,111	1,185
Total claims and expenses	2,213	2,387	2,372	2,634	2,350	2,599	2,477	2,646	9,606	10,072
Segment income (loss) before income taxes	102	(1)	97	(114)	157	(29)	175	36	84	339
Income tax expense (benefit)	13	(13)	20	(64)	28	(12)	22	4	(44)	42
Segment income (loss)	$89	$12	$77	$(50)	$129	$(17)	$153	$32	$128	$297
Other statistics
Effective tax rate on net investment income	22.3%	22.5%	22.7%	22.9%	15.6%	15.6%	16.1%	15.7%	22.6%	15.8%
Net investment income (after-tax)	$75	$74	$72	$76	$83	$83	$90	$88	$297	$344
Catastrophes, net of reinsurance:
Pre-tax	$214	$218	$205	$448	$216	$315	$124	$406	$1,085	$1,061
After-tax	$140	$141	$133	$291	$170	$248	$99	$320	$705	$837
Prior year reserve development - favorable (unfavorable):
Pre-tax	$6	$—	$—	$7	$49	$13	$17	$30	$13	$109
After-tax	$4	$—	$—	$6	$39	$10	$13	$24	$10	$86

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Underwriting gain (loss)	$3	$(71)	$(5)	$(136)	$33	$(111)	$49	$(69)	$(209)	$(98)
Net investment income	75	74	72	76	83	83	90	88	297	344
Other income	11	9	10	10	13	11	14	13	40	51
Segment income (loss)	$89	$12	$77	$(50)	$129	$(17)	$153	$32	$128	$297
Combined ratio (1)
Loss and loss adjustment expense ratio	72.9%	76.8%	73.1%	82.2%	70.7%	77.6%	71.2%	76.8%	76.3%	74.1%
Underwriting expense ratio	26.7%	27.3%	26.6%	26.5%	26.8%	27.3%	26.0%	25.8%	26.8%	26.5%
Combined ratio	99.6%	104.1%	99.7%	108.7%	97.5%	104.9%	97.2%	102.6%	103.1%	100.6%
Domestic Agency combined ratio	99.0%	103.5%	98.7%	108.7%	96.5%	103.6%	95.4%	101.9%	102.6%	99.4%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(0.3)%	—%	—%	(0.3)%	(2.0)%	(0.5)%	(0.6)%	(1.1)%	(0.1)%	(1.1)%
Catastrophes, net of reinsurance	9.8%	9.6%	8.7%	18.6%	9.0%	12.8%	4.9%	15.9%	11.7%	10.7%
Underlying combined ratio	90.1%	94.5%	91.0%	90.4%	90.5%	92.6%	92.9%	87.8%	91.5%	91.0%

(1)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Billing and policy fees and other	$19	$18	$18	$17	$19	$18	$21	$20	$72	$78
Fee income	$4	$4	$5	$4	$4	$5	$6	$5	$17	$20

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Statutory underwriting
Gross written premiums	$2,146	$2,513	$2,644	$2,392	$2,309	$2,717	$2,797	$2,509	$9,695	$10,332
Net written premiums	$2,096	$2,498	$2,615	$2,381	$2,256	$2,697	$2,770	$2,501	$9,590	$10,224
Net earned premiums	$2,199	$2,272	$2,356	$2,403	$2,387	$2,453	$2,522	$2,555	$9,230	$9,917
Losses and loss adjustment expenses	1,602	1,745	1,723	1,977	1,688	1,904	1,796	1,960	7,047	7,348
Underwriting expenses	587	668	681	640	627	717	706	661	2,576	2,711
Statutory underwriting gain (loss)	$10	$(141)	$(48)	$(214)	$72	$(168)	$20	$(66)	$(393)	$(142)
Policies in force (in thousands)
Automobile	2,929	2,962	2,979	2,983	2,976	2,981	2,986	2,983	2,983	2,983
Homeowners and Other	4,639	4,702	4,773	4,826	4,879	4,961	5,037	5,087	4,826	5,087

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Personal Insurance

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Net written premiums by market
Domestic
Agency
Automobile	$1,087	$1,159	$1,228	$1,172	$1,183	$1,258	$1,305	$1,226	$4,646	$4,972
Homeowners and Other	794	1,077	1,107	955	832	1,137	1,168	1,011	3,933	4,148
Total Agency	1,881	2,236	2,335	2,127	2,015	2,395	2,473	2,237	8,579	9,120
Direct-to-Consumer	83	88	100	90	92	99	108	97	361	396
Total Domestic	1,964	2,324	2,435	2,217	2,107	2,494	2,581	2,334	8,940	9,516
International	132	174	180	164	149	203	189	167	650	708
Total	$2,096	$2,498	$2,615	$2,381	$2,256	$2,697	$2,770	$2,501	$9,590	$10,224

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance - Domestic Agency Automobile (1)

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Statutory underwriting
Gross written premiums	$1,094	$1,164	$1,234	$1,179	$1,192	$1,265	$1,310	$1,231	$4,671	$4,998
Net written premiums	$1,087	$1,159	$1,228	$1,172	$1,183	$1,258	$1,305	$1,226	$4,646	$4,972
Net earned premiums	$1,035	$1,083	$1,128	$1,158	$1,158	$1,192	$1,227	$1,242	$4,404	$4,819
Losses and loss adjustment expenses	800	890	936	920	823	851	840	900	3,546	3,414
Underwriting expenses	260	278	279	281	285	299	297	288	1,098	1,169
Statutory underwriting gain (loss)	$(25)	$(85)	$(87)	$(43)	$50	$42	$90	$54	$(240)	$236
Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	77.3%	82.2%	83.0%	79.4%	71.1%	71.4%	68.5%	72.5%	80.6%	70.8%
Underwriting expense ratio	23.8%	24.2%	23.0%	23.6%	23.7%	24.0%	22.8%	22.8%	23.6%	23.4%
Combined ratio	101.1%	106.4%	106.0%	103.0%	94.8%	95.4%	91.3%	95.3%	104.2%	94.2%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	—%	—%	—%	—%	(2.3)%	(2.8)%	(1.8)%	(1.9)%	—%	(2.2)%
Catastrophes, net of reinsurance	2.5%	4.0%	7.2%	(1.1)%	0.8%	2.7%	0.5%	0.3%	3.2%	1.1%
Underlying combined ratio	98.6%	102.4%	98.8%	104.1%	96.3%	95.5%	92.6%	96.9%	101.0%	95.3%
Catastrophe losses, net of reinsurance:
Pre-tax	$26	$43	$80	$(12)	$10	$32	$6	$4	$137	$52
After-tax	$17	$28	$52	$(8)	$8	$25	$5	$3	$89	$41
Prior year reserve development - favorable (unfavorable):
Pre-tax	$—	$—	$—	$—	$27	$34	$22	$24	$—	$107
After-tax	$—	$—	$—	$—	$21	$27	$18	$19	$—	$85

Policies in force (in thousands)	2,482	2,514	2,528	2,529	2,519	2,517	2,518	2,518
Change from prior year quarter	12.2%	10.5%	7.6%	4.2%	1.5%	0.1%	(0.4)%	(0.4)%
Change from prior quarter	2.2%	1.3%	0.6%	—%	(0.4)%	(0.1)%	—%	—%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.
(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Billing and policy fees and other	$10	$10	$10	$9	$10	$10	$11	$11	$39	$42
Fee income	$2	$3	$2	$3	$3	$3	$3	$3	$10	$12

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance - Domestic Agency Homeowners and Other (1)

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Statutory underwriting
Gross written premiums	$835	$1,085	$1,123	$957	$873	$1,148	$1,180	$1,012	$4,000	$4,213
Net written premiums	$794	$1,077	$1,107	$955	$832	$1,137	$1,168	$1,011	$3,933	$4,148
Net earned premiums	$934	$955	$976	$987	$972	$996	$1,025	$1,038	$3,852	$4,031
Losses and loss adjustment expenses	646	686	605	865	687	841	746	857	2,802	3,131
Underwriting expenses	243	299	305	270	255	320	313	281	1,117	1,169
Statutory underwriting gain (loss)	$45	$(30)	$66	$(148)	$30	$(165)	$(34)	$(100)	$(67)	$(269)
Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	69.1%	71.9%	62.1%	87.6%	70.7%	84.4%	72.8%	82.6%	72.7%	77.7%
Underwriting expense ratio	27.6%	28.4%	28.2%	27.7%	27.8%	29.2%	27.5%	27.2%	28.0%	27.9%
Combined ratio	96.7%	100.3%	90.3%	115.3%	98.5%	113.6%	100.3%	109.8%	100.7%	105.6%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	—%	—%	—%	—%	(2.4)%	2.2%	0.7%	(0.6)%	—%	—%
Catastrophes, net of reinsurance	19.1%	17.5%	12.2%	45.1%	20.7%	26.2%	11.1%	37.9%	23.6%	24.0%
Underlying combined ratio	77.6%	82.8%	78.1%	70.2%	80.2%	85.2%	88.5%	72.5%	77.1%	81.6%
Catastrophe losses, net of reinsurance:
Pre-tax	$178	$168	$119	$444	$201	$262	$114	$394	$909	$971
After-tax	$116	$109	$77	$289	$159	$207	$90	$311	$591	$767
Prior year reserve development - favorable (unfavorable):
Pre-tax	$—	$—	$—	$—	$24	$(22)	$(7)	$6	$—	$1
After-tax	$—	$—	$—	$—	$19	$(17)	$(6)	$5	$—	$1

Policies in force (in thousands)	4,222	4,283	4,352	4,402	4,453	4,530	4,601	4,652
Change from prior year quarter	3.8%	4.0%	5.0%	5.5%	5.5%	5.8%	5.7%	5.7%
Change from prior quarter	1.1%	1.4%	1.6%	1.1%	1.2%	1.7%	1.6%	1.1%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.
(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Billing and policy fees and other	$7	$6	$6	$6	$6	$7	$7	$7	$25	$27
Fee income	$2	$2	$2	$1	$2	$2	$2	$2	$7	$8

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Interest Expense and Other

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Revenues
Other revenues	$1	$3	$2	$—	$—	$—	$2	$—	$6	$2

Claims and expenses
Interest expense	89	92	95	93	89	90	86	87	369	352
General and administrative expenses	8	8	7	9	9	7	8	6	32	30
Total claims and expenses	97	100	102	102	98	97	94	93	401	382

Loss before income tax benefit	(96)	(97)	(100)	(102)	(98)	(97)	(92)	(93)	(395)	(380)
Income tax benefit	(34)	(36)	(35)	(36)	(22)	(19)	(20)	(21)	(141)	(82)
Loss	$(62)	$(61)	$(65)	$(66)	$(76)	$(78)	$(72)	$(72)	$(254)	$(298)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Consolidated Balance Sheet

($ in millions)	December 31, 2018 (1)	December 31, 2017
Assets
Fixed maturities, available for sale, at fair value (amortized cost $63,601 and $61,316)	$63,464	$62,694
Equity securities, at fair value (cost $382 and $440)	368	453
Real estate investments	904	932
Short-term securities	3,985	4,895
Other investments	3,557	3,528
Total investments	72,278	72,502
Cash	373	344
Investment income accrued	624	606
Premiums receivable	7,506	7,144
Reinsurance recoverables	8,370	8,309
Ceded unearned premiums	578	551
Deferred acquisition costs	2,120	2,025
Deferred taxes	445	70
Contractholder receivables	4,785	4,775
Goodwill	3,937	3,951
Other intangible assets	345	342
Other assets	2,872	2,864
Total assets	$104,233	$103,483

Liabilities
Claims and claim adjustment expense reserves	$50,668	$49,650
Unearned premium reserves	13,555	12,915
Contractholder payables	4,785	4,775
Payables for reinsurance premiums	289	274
Debt	6,564	6,571
Other liabilities	5,478	5,567
Total liabilities	81,339	79,752
Shareholders’ equity
Common stock (1,750.0 shares authorized; 263.7 and 271.5 shares issued, 263.6 and 271.4 shares outstanding)	23,144	22,886
Retained earnings	35,204	33,462
Accumulated other comprehensive loss	(1,859)	(343)
Treasury stock, at cost (510.9 and 500.9 shares)	(33,595)	(32,274)
Total shareholders’ equity	22,894	23,731
Total liabilities and shareholders’ equity	$104,233	$103,483

(1) Preliminary.

The Travelers Companies, Inc.
Investment Portfolio

(at carrying value, $ in millions)	December 31, 2018	Pre-tax Book Yield (1)	December 31, 2017	Pre-tax Book Yield (1)
Investment portfolio
Taxable fixed maturities (including redeemable preferred stock)	$35,150	3.23%	$32,089	3.09%
Tax-exempt fixed maturities	28,314	3.18%	30,605	3.12%
Total fixed maturities	63,464	3.21%	62,694	3.10%
Non-redeemable preferred stocks	52	4.86%	114	5.34%
Public common stocks	316		339
Total equity securities	368		453
Real estate investments	904		932
Short-term securities	3,985	2.54%	4,895	1.39%
Private equities	2,293		2,145
Hedge funds	222		303
Real estate partnerships	675		661
Other investments	367		419
Total other investments	3,557		3,528
Total investments	$72,278		$72,502

Net unrealized investment gains (losses), net of tax, included in accumulated other comprehensive loss	$(113)		$954
Tax effect of TCJA (2)	—		158
Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$(113)		$1,112

(1)  Yields are provided for those investments with an embedded book yield.

(2) At December 31, 2017, shareholders’ equity included a $158 million tax benefit related to net unrealized investment gains (losses) that was recorded in net income as part of the $129 million charge related to enactment of TCJA. In accordance with new accounting guidance adopted on January 1, 2018, the Company reclassified the stranded tax effects of TCJA from accumulated other comprehensive income to retained earnings.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	December 31, 2018	December 31, 2017
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,064	$2,076
Obligations of states and political subdivisions:
Pre-refunded	2,852	3,899
All other	25,759	27,016
Total	28,611	30,915
Debt securities issued by foreign governments	1,257	1,509
Mortgage-backed securities - principally obligations of U.S. Government agencies	2,573	2,410
Corporates (including redeemable preferreds)	28,959	25,784
Total fixed maturities	$63,464	$62,694

Fixed Maturities
Quality Characteristics (1)

	December 31, 2018		December 31, 2017
	Amount	% of Total	Amount	% of Total
Quality Ratings
Aaa	$26,089	41.1%	$26,682	42.6%
Aa	16,027	25.3	16,828	26.8
A	10,539	16.6	9,786	15.6
Baa	9,334	14.7	7,731	12.3
Total investment grade	61,989	97.7	61,027	97.3
Ba	912	1.4	990	1.6
B	466	0.7	477	0.8
Caa and lower	97	0.2	200	0.3
Total below investment grade	1,475	2.3	1,667	2.7
Total fixed maturities	$63,464	100.0%	$62,694	100.0%
Average weighted quality	Aa2, AA		Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.5		4.0

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Gross investment income
Fixed maturities	$477	$471	$469	$478	$481	$489	$498	$512	$1,895	$1,980
Short-term securities	11	13	19	19	19	21	25	27	62	92
Other	131	124	108	115	113	94	134	100	478	441
	619	608	596	612	613	604	657	639	2,435	2,513
Investment expenses	9	10	8	11	10	9	11	9	38	39
Net investment income, pre-tax	610	598	588	601	603	595	646	630	2,397	2,474
Income taxes	130	130	131	134	90	88	99	95	525	372
Net investment income, after-tax	$480	$468	$457	$467	$513	$507	$547	$535	$1,872	$2,102

Effective tax rate	21.3%	21.9%	22.1%	22.4%	14.9%	14.8%	15.4%	15.0%	21.9%	15.0%

Average invested assets (1)	$70,865	$71,385	$72,363	$72,781	$72,524	$72,618	$73,059	$73,758	$71,867	$73,031

Average yield pre-tax (1)	3.4%	3.4%	3.2%	3.3%	3.3%	3.3%	3.5%	3.4%	3.3%	3.4%
Average yield after-tax	2.7%	2.6%	2.5%	2.6%	2.8%	2.8%	3.0%	2.9%	2.6%	2.9%

(1)  Excludes net unrealized investment gains, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Net realized investment gains (losses)
Fixed maturities	$4	$5	$9	$(18)	$—	$12	$18	$2	$—	$32
Equity securities (1)	5	79	54	89	(14)	12	6	(37)	227	(33)
Other (2)	(4)	(4)	(2)	(1)	3	12	5	95	(11)	115
Realized investment gains (losses) before tax	5	80	61	70	(11)	36	29	60	216	114
Related taxes	2	28	21	23	(2)	6	7	10	74	21
Net realized investment gains (losses)	$3	$52	$40	$47	$(9)	$30	$22	$50	$142	$93

Gross investment gains (2)	$47	$122	$101	$131	$26	$63	$41	$105	$401	$235
Gross investment losses before impairments (2)	(40)	(37)	(35)	(59)	(37)	(26)	(12)	(45)	(171)	(120)
Net investment gains (losses) before impairments	7	85	66	72	(11)	37	29	60	230	115
Other-than-temporary impairment losses	(2)	(5)	(5)	(2)	—	(1)	—	—	(14)	(1)
Net realized investment gains (losses) before tax	5	80	61	70	(11)	36	29	60	216	114
Related taxes	2	28	21	23	(2)	6	7	10	74	21
Net realized investment gains (losses)	$3	$52	$40	$47	$(9)	$30	$22	$50	$142	$93

($ in millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Net unrealized investment gains (losses), net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$999	$1,425	$1,430	$1,378	$173	$(138)	$(561)	$(137)
Equity securities & other	256	160	115	36	2	3	1	—
Unrealized investment gains (losses) before tax	1,255	1,585	1,545	1,414	175	(135)	(560)	(137)
Related taxes (3)	432	550	539	302	42	(23)	(113)	(24)
Balance, end of period	$823	$1,035	$1,006	$1,112	$133	$(112)	$(447)	$(113)

(1) In accordance with new accounting guidance effective for the quarter ending March 31, 2018, changes in fair value of equity investments, except those accounted for under the equity method of accounting, are recognized in net income.

(2) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$31	$26	$30	$25	$25	$11	$7	$—	$112	$43
Gross investment Treasury future losses	$34	$31	$30	$21	$14	$8	$5	$—	$116	$27
The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

(3) At December 31, 2017, shareholders’ equity included $460 million of taxes on unrealized investment gains (losses) recorded in accumulated other comprehensive income, partially offset by a $158 million tax benefit related to net unrealized investment gains (losses) recorded in retained earnings as part of the effect of enactment of TCJA. In accordance with new accounting guidance adopted on January 1, 2018, the Company reclassified the stranded tax effects of TCJA from accumulated other comprehensive income to retained earnings.

The Travelers Companies, Inc.
Reinsurance Recoverables

($ in millions)	December 31, 2018	December 31, 2017
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$3,485	$3,303
Allowance for uncollectible reinsurance	(110)	(111)
Net reinsurance recoverables (i)	3,375	3,192
Mandatory pools and associations (ii)	2,005	2,011
Structured settlements (iii)	2,990	3,106
Total reinsurance recoverables	$8,370	$8,309

(i)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	December 31, 2018
Swiss Re Group	A+ second highest of 16 ratings	$473
Munich Re Group	A+ second highest of 16 ratings	305
Berkshire Hathaway	A++ highest of 16 ratings	278
Axa Group (1)	A+ second highest of 16 ratings	188
Sompo Japan Nipponkoa Group	A+ second highest of 16 ratings	129

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at December 31, 2018, after deducting mandatory pools and associations and structured settlement balances, $2.8 billion, or 82%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 18% of net recoverables from reinsurers were comprised of the following:  3% related to the Company’s participation in voluntary pools, 11% related to recoverables from captive insurance companies and 4% were balances from other companies not rated by A.M. Best Company.  In addition, $0.9 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at December 31, 2018.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	December 31, 2018
Fidelity & Guaranty Life Group (2)	A- fourth highest of 16 ratings	$809
Genworth Financial Group (3)	B+ sixth highest of 16 ratings	356
John Hancock Group	A+ second highest of 16 ratings	273
Brighthouse Financial, Inc.	A third highest of 16 ratings	266
Symetra Financial Corporation	A third highest of 16 ratings	251

(1)  On September 12, 2018, Axa SA completed its acquisition of XL Group Ltd. On December 6, 2018, A.M. Best upgraded the financial strength rating for XL Reinsurance America Inc to A+ (Superior) from A (Excellent).

(2) On November 20, 2018, A.M. Best upgraded the financial strength rating for Fidelity & Guaranty Life Insurance Company to A- (Excellent) from B++ (Good).

(3)  On October 23, 2016, Genworth Financial (Genworth) announced that they have entered into a definitive agreement under which China Oceanwide Holdings Group Co., Ltd. (China Oceanwide) agreed to acquire all of the outstanding shares of Genworth. China Oceanwide is a privately held, family-owned international financial holding group headquartered in Beijing, China. On March 7, 2017, Genworth stockholders adopted the merger agreement, and the acquisition is pending the receipt of required regulatory approvals. On November 30, 2018, the parties agreed to extend the closing deadline for the transaction until January 31, 2019.

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$32,407	$32,621	$32,789	$33,501	$33,107	$33,292	$33,369	$33,773	$32,407	$33,107
Incurred	2,215	2,254	2,795	2,053	2,344	2,429	2,606	2,586	9,317	9,965
Paid	(2,019)	(2,132)	(2,132)	(2,451)	(2,163)	(2,298)	(2,207)	(2,454)	(8,734)	(9,122)
Foreign exchange and other	18	46	49	4	4	(54)	5	(48)	117	(93)
End of period	$32,621	$32,789	$33,501	$33,107	$33,292	$33,369	$33,773	$33,857	$33,107	$33,857
Bond & Specialty Insurance
Beginning of period	$3,150	$3,132	$3,122	$3,144	$3,187	$3,207	$3,111	$3,057	$3,150	$3,187
Incurred	226	170	233	261	213	173	204	173	890	763
Paid	(249)	(193)	(224)	(221)	(201)	(248)	(258)	(230)	(887)	(937)
Foreign exchange and other	5	13	13	3	8	(21)	—	(13)	34	(26)
End of period	$3,132	$3,122	$3,144	$3,187	$3,207	$3,111	$3,057	$2,987	$3,187	$2,987
Personal Insurance
Beginning of period	$4,347	$4,560	$4,719	$4,900	$5,160	$5,170	$5,381	$5,463	$4,347	$5,160
Incurred	1,602	1,745	1,723	1,977	1,688	1,904	1,796	1,960	7,047	7,348
Paid	(1,400)	(1,609)	(1,578)	(1,711)	(1,655)	(1,676)	(1,728)	(1,815)	(6,298)	(6,874)
Foreign exchange and other	11	23	36	(6)	(23)	(17)	14	(43)	64	(69)
End of period	$4,560	$4,719	$4,900	$5,160	$5,170	$5,381	$5,463	$5,565	$5,160	$5,565
Total
Beginning of period	$39,904	$40,313	$40,630	$41,545	$41,454	$41,669	$41,861	$42,293	$39,904	$41,454
Incurred	4,043	4,169	4,751	4,291	4,245	4,506	4,606	4,719	17,254	18,076
Paid	(3,668)	(3,934)	(3,934)	(4,383)	(4,019)	(4,222)	(4,193)	(4,499)	(15,919)	(16,933)
Foreign exchange and other	34	82	98	1	(11)	(92)	19	(104)	215	(188)
End of period	$40,313	$40,630	$41,545	$41,454	$41,669	$41,861	$42,293	$42,409	$41,454	$42,409
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$225	$—	$—	$—	$225	$—	$225	$225
Environmental	—	65	—	—	—	55	—	—	65	55
All other	(61)	(190)	(234)	(244)	(66)	(139)	(169)	(48)	(729)	(422)
Total Business Insurance (1)	(61)	(125)	(9)	(244)	(66)	(84)	56	(48)	(439)	(142)
Bond & Specialty Insurance	(14)	(78)	(6)	(42)	(35)	(89)	(53)	(89)	(140)	(266)
Personal Insurance	(6)	—	—	(7)	(49)	(13)	(17)	(30)	(13)	(109)
Total	$(81)	$(203)	$(15)	$(293)	$(150)	$(186)	$(14)	$(167)	$(592)	$(517)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Asbestos and Environmental Reserves

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Asbestos reserves
Beginning reserves:
Gross	$1,512	$1,436	$1,347	$1,621	$1,538	$1,483	$1,408	$1,681	$1,512	$1,538
Ceded	(186)	(168)	(159)	(262)	(257)	(234)	(225)	(336)	(186)	(257)
Net	1,326	1,268	1,188	1,359	1,281	1,249	1,183	1,345	1,326	1,281
Incurred losses and loss expenses:
Gross	—	—	340	—	—	—	343	—	340	343
Ceded	—	—	(115)	—	—	—	(118)	—	(115)	(118)
Paid loss and loss expenses:
Gross	76	90	66	83	56	74	70	73	315	273
Ceded	(18)	(9)	(12)	(5)	(23)	(9)	(7)	(9)	(44)	(48)
Foreign exchange and other:
Gross	—	1	—	—	1	(1)	—	—	1	—
Ceded	—	—	—	—	—	—	—	—	—	—
Ending reserves:
Gross	1,436	1,347	1,621	1,538	1,483	1,408	1,681	1,608	1,538	1,608
Ceded	(168)	(159)	(262)	(257)	(234)	(225)	(336)	(327)	(257)	(327)
Net	$1,268	$1,188	$1,359	$1,281	$1,249	$1,183	$1,345	$1,281	$1,281	$1,281
Environmental reserves
Beginning reserves:
Gross	$395	$379	$431	$408	$373	$356	$413	$397	$395	$373
Ceded	(13)	(13)	(20)	(20)	(13)	(9)	(25)	(25)	(13)	(13)
Net	382	366	411	388	360	347	388	372	382	360
Incurred losses and loss expenses:
Gross	—	74	—	—	—	71	—	—	74	71
Ceded	—	(9)	—	—	—	(16)	—	—	(9)	(16)
Paid loss and loss expenses:
Gross	16	23	23	35	17	13	17	39	97	86
Ceded	—	(2)	—	(7)	(4)	—	—	(2)	(9)	(6)
Foreign exchange and other:
Gross	—	1	—	—	—	(1)	1	—	1	—
Ceded	—	—	—	—	—	—	—	(1)	—	(1)
Ending reserves:
Gross	379	431	408	373	356	413	397	358	373	358
Ceded	(13)	(20)	(20)	(13)	(9)	(25)	(25)	(24)	(13)	(24)
Net	$366	$411	$388	$360	$347	$388	$372	$334	$360	$334

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Capitalization

($ in millions)	December 31, 2018	December 31, 2017
Debt

Short-term debt
Commercial paper	$100	$100
5.80% Senior notes due May 15, 2018	—	500
5.90% Senior notes due June 2, 2019 (1)	500	—
Total short-term debt	600	600
Long-term debt
5.90% Senior notes due June 2, 2019 (1)	—	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
4.00% Senior notes due May 30, 2047 (1)	700	700
4.05% Senior notes due March 7, 2048 (1)	500	—
Total long-term debt	6,004	6,004
Unamortized fair value adjustment	44	46
Unamortized debt issuance costs	(84)	(79)
	5,964	5,971
Total debt	6,564	6,571
Common equity (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	23,007	22,619
Total capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	$29,571	$29,190
Total debt to capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	22.2%	22.5%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	December 31, 2018 (1)	December 31, 2017
Statutory capital and surplus	$20,774	$20,448
GAAP adjustments
Goodwill and intangible assets	3,600	3,692
Investments	252	1,783
Noninsurance companies	(4,234)	(4,283)
Deferred acquisition costs	2,120	2,025
Deferred federal income tax	(561)	(934)
Current federal income tax	(22)	(12)
Reinsurance recoverables	56	55
Furniture, equipment & software	654	682
Agents balances	202	186
Other	53	89
Total GAAP adjustments	2,120	3,283
GAAP shareholders’ equity	$22,894	$23,731

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Cash flows from operating activities
Net income	$617	$595	$293	$551	$669	$524	$709	$621	$2,056	$2,523
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(5)	(80)	(61)	(70)	11	(36)	(29)	(60)	(216)	(114)
Depreciation and amortization	211	198	202	202	212	199	198	194	813	803
Deferred federal income tax expense (benefit)	151	(45)	(18)	249	(56)	(14)	27	30	337	(13)
Amortization of deferred acquisition costs	1,003	1,032	1,059	1,072	1,061	1,081	1,117	1,122	4,166	4,381
Equity in income from other investments	(109)	(101)	(90)	(97)	(95)	(74)	(115)	(81)	(397)	(365)
Premiums receivable	(286)	(323)	92	123	(397)	(263)	152	115	(394)	(393)
Reinsurance recoverables	94	63	(176)	35	5	24	(50)	(79)	16	(100)
Deferred acquisition costs	(1,065)	(1,092)	(1,080)	(1,020)	(1,124)	(1,160)	(1,141)	(1,063)	(4,257)	(4,488)
Claims and claim adjustment expense reserves	334	164	1,063	(101)	180	255	445	366	1,460	1,246
Unearned premium reserves	475	214	163	(331)	518	361	216	(385)	521	710
Other (1)	(572)	281	284	50	(430)	247	205	168	43	190
Net cash provided by operating activities (1)	848	906	1,731	663	554	1,144	1,734	948	4,148	4,380
Cash flows from investing activities
Proceeds from maturities of fixed maturities	2,218	2,082	2,281	2,169	1,950	1,707	1,998	1,431	8,750	7,086
Proceeds from sales of investments:
Fixed maturities	188	375	297	994	1,085	1,522	578	361	1,854	3,546
Equity securities	21	179	140	425	26	66	35	51	765	178
Real estate investments	11	9	3	—	—	—	8	66	23	74
Other investments (1)	122	111	108	127	114	75	81	241	468	511
Purchases of investments:
Fixed maturities	(3,056)	(2,617)	(2,730)	(3,847)	(3,920)	(4,032)	(2,910)	(2,664)	(12,250)	(13,526)
Equity securities	(22)	(144)	(27)	(266)	(20)	(40)	(26)	(31)	(459)	(117)
Real estate investments	(16)	(10)	(14)	(19)	(33)	(11)	(13)	(17)	(59)	(74)
Other investments	(124)	(135)	(133)	(149)	(142)	(133)	(117)	(145)	(541)	(537)
Net sales (purchases) of short-term securities	49	(473)	(566)	964	410	792	(746)	452	(26)	908
Securities transactions in course of settlement	157	13	(48)	(169)	202	77	(106)	(229)	(47)	(56)
Acquisitions, net of cash acquired	—	—	(439)	—	—	—	(4)	—	(439)	(4)
Other	(63)	(65)	(58)	(55)	(53)	(99)	(80)	(86)	(241)	(318)
Net cash provided by (used in) investing activities (1)	(515)	(675)	(1,186)	174	(381)	(76)	(1,302)	(570)	(2,202)	(2,329)

(1) In accordance with new accounting guidance, certain distributions received on equity method investments previously included in net cash flows from investing activities are now included in net cash flows from operating activities. Prior periods have been restated to conform to the new presentation.

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary (Continued)

($ in millions)	1Q2017	2Q2017	3Q2017	4Q2017	1Q2018	2Q2018	3Q2018	4Q2018	YTD 4Q2017	YTD 4Q2018
Cash flows from financing activities
Treasury stock acquired - share repurchase authorization	(225)	(475)	(328)	(350)	(350)	(350)	(400)	(170)	(1,378)	(1,270)
Treasury stock acquired - net employee share-based compensation	(61)	—	—	(1)	(51)	—	—	—	(62)	(51)
Dividends paid to shareholders	(190)	(199)	(200)	(196)	(197)	(207)	(207)	(203)	(785)	(814)
Payment of debt	—	(207)	—	(450)	(100)	(500)	—	—	(657)	(600)
Issuance of debt	—	689	—	100	491	—	100	—	789	591
Issuance of common stock - employee share options	83	35	30	25	85	13	19	15	173	132
Net cash used in financing activities	(393)	(157)	(498)	(872)	(122)	(1,044)	(488)	(358)	(1,920)	(2,012)
Effect of exchange rate changes on cash	2	5	4	—	2	(6)	—	(6)	11	(10)
Net increase (decrease) in cash	(58)	79	51	(35)	53	18	(56)	14	37	29
Cash at beginning of period	307	249	328	379	344	397	415	359	307	344
Cash at end of period	$249	$328	$379	$344	$397	$415	$359	$373	$344	$373
Income taxes paid	$2	$321	$144	$47	$56	$182	$6	$164	$514	$408
Interest paid	$43	$135	$39	$150	$39	$136	$50	$122	$367	$347

The Travelers Companies, Inc.
Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated a catastrophe by internationally recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada.  Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical or radiological events, cyber-attacks, explosions and infrastructure failures.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is exceeded and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2018 ranges from approximately $18 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.   Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

The Travelers Companies, Inc.
Glossary of Financial Measures and Description of Reportable Business Segments

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance and insurance related services to its customers, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland, Brazil and throughout other parts of the world as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Northfield, National Programs, and Agribusiness; and International including Global Services.  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom that was acquired in August 2017, as well as Business Insurance Other, which comprises the Special Liability Group (which manages the Company’s asbestos and environmental liabilities within the Company's Strategic Resolution Group), and the assumed reinsurance and certain other runoff operations.

Bond & Specialty Insurance - Bond & Specialty Insurance provides surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers in the United States, and certain specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil, utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employee dishonesty, employment practices liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; and in the United States only, property, workers’ compensation, auto and general liability for financial institutions.

Bond & Specialty Insurance surety business in Brazil and Colombia is conducted through Junto Holding Brasil S.A. (Junto) and Junto Holding Latam S.A. in Brazil. The Company owns 49.5% of both Junto, a market leader in surety coverages in Brazil, and Junto Holding Latam S.A., which in September 2015 acquired a majority interest in JMalucelli Travelers Seguros S.A., a Colombian start-up surety provider. These joint venture investments are accounted for using the equity method and are included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance writes a broad range of property and casualty insurance covering individuals’ personal risks, primarily in the United States, as well as in Canada. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.